Filed Pursuant to Rule 497(e)

Registration No. 033-48220

THE GABELLI MONEY MARKET FUNDS

The Gabelli U.S. Treasury Money Market Fund
(the “Fund”)

Supplement dated March 10, 2025, to the Fund’s
Statutory Prospectus (the “Prospectus”) dated January 28, 2025

This supplement amends certain information in the Fund’s Prospectus. Unless otherwise indicated, all other information included in the Prospectus, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus.

Removal of Redemption Fees and Account Closeout Fees

Effective March 10, 2025, the Fund rescinded the imposition of redemption fees and account closeout fees. Accordingly, the changes below are hereby made to the Fund’s Prospectus to reflect the removal of such fees.

On page 2 of the Prospectus, under the section titled “SUMMARY OF THE FUND” and the heading “Fees and Expenses of the Fund,” the fee and expense table and corresponding footnotes are deleted in their entirety and replaced with the following :

	Class A Shares	Class C Shares	Class I Shares
Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	1.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.08%	0.08%	0.08%
Total Annual Fund Operating Expenses	0.08%	0.08%	0.08%

On page 2 of the Summary Prospectus, under the section titled “SUMMARY OF THE FUND” and the heading “Expense Example,” the disclosure is deleted in its entirety and replaced with the following:

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that you pay the maximum contingent deferred sales charge (you had exchanged into the Fund when you were still subject to a deferred sales charge (for Class A and C shares only)), and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$8	$26	$45	$103
Class C Shares	$108	$26	$45	$103
Class I Shares	$8	$26	$45	$103

You would pay the following expenses if you did not redeem your shares of the Fund:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$8	$26	$45	$103
Class C Shares	$8	$26	$45	$103
Class I Shares	$8	$26	$45	$103

On page 14 of the Prospectus, under the section titled “REDEMPTION OF SHARES,” the second and third paragraphs are deleted in their entirety and replaced with the following:

“For Class I shares, the Fund redeems its shares based on the NAV next determined after the time as of which the Fund or, if applicable, its authorized designee, receives your redemption request in proper form, subject in some cases to a redemption fee as described below. For Class A and Class C shares, the Fund redeems its shares based on the NAV next determined after the time as of which the Fund receives your redemption request in proper form, subject in all cases to a CDSC, with exceptions, as described under “Classes of Shares — Contingent Deferred Sales Charge.” The check writing feature is not available for Class A and Class C shares. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days.”

On page 15 of the Prospectus, under the section titled “REDEMPTION OF SHARES,” the numbered items titled “1. Telephone or Internet Redemption by Check” and “2. Telephone or Internet Redemption by Bank Wire or ACH System” are deleted in their entirety and replaced with the following:

“1. Telephone or Internet Redemption by Check. The Fund will make checks payable to the name in which the account is registered and will normally mail the check to the address of record within seven days.

2. Telephone or Internet Redemption by Bank Wire or ACH System. The Fund accepts telephone or Internet requests for wire or ACH system redemptions in amounts of at least $1,000. The Fund will send a wire or ACH system credit to either a bank designated on your subscription order form or on a subsequent letter with a medallion signature guarantee. The proceeds are normally wired on the next Business Day unless your redemption order was received by noon in which case the proceeds will normally be wired on the same Business Day.”

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE